AGREEMENT AND PLAN OF MERGER

                        among


              Alfa International Corp.


                         and


          Contact Sports, Inc., a New York corporation


                         and


            Contact Sports, Inc., a New Jersey corporation










                   ------------------------------
                      As of August 31, 2001
                  -------------------------------

                           TABLE OF CONTENTS
                                                                        Page
1.    The Merger                                                        6

   1.1    Merger                                                        6

   1.2    Filing and Effectiveness                                      6

   1.3    Certificates of Incorporation                                 6

   1.4    By-laws                                                       7

   1.5    Directors; Officers                                           7

   1.6    Effect of the Merger                                          7

   1.7    Closing                                                       7


2.    Status and Conversion of Securities                               7

   2.1    Alfa                                                          7

   2.2    The Company                                                   7

   2.3    Contact                                                       8

   2.4    The Predecessor                                               8

   2.5    Conversion of Securities                                      8

   2.6    Payment of Merger Price                                       8

   2.7    Closing of Transfer Books                                     9

   2.8    No Further Rights                                             9


3.    Representations and Warranties of Contact and the Contact
        Shareholders                                                    9

   3.1    Due Incorporation; Authorization                              9

   3.2    Outstanding Capital Stock                                     10

   3.3    Options or Other Rights                                       10

   3.4    Tax Claims                                                    10

   3.5    No Breach                                                     10

   3.6    Intangible Property                                           11

   3.7    Title to Shares                                               11

   3.8    Financial Statements                                          11

                                                                        Page
4.    Representations and Warranties of Alfa and the Company            11

   4.1    Due Incorporation; Authorization                              11

   4.2    Options or Other Rights                                       12

   4.3    No Breach                                                     12

   4.4    Corporate Status                                              13

5.    Covenants and Agreements                                          13

   5.1    Expenses                                                      13

   5.2    Further Assurances                                            13

   5.3    Employment Agreement                                          14

   5.4    Letter Agreements                                             14

6.    Indemnification                                                   14

7.    Conditions Precedent to the Obligation of Alfa to Effect the
Merger                                                                  15

   7.1    Representations and Warranties                                15

   7.2    Litigation                                                    15

   7.3    Certified Copies of Board Resolutions and Consents            15

   7.4    Release of Escrow                                             15

   7.5    Employment and Letter Agreements                              15

8.    Conditions Precedent to the Obligation of Contact to
        Effect the Merger                                               15

   8.1    Representations and Warranties                                16

   8.2    Litigation                                                    16

   8.3    Certified Copies of Board Resolutions and Consents            16

   8.4    Employment and Letter Agreements                              16

9.     Brokers                                                          16

10.    Termination                                                      17

11.    Miscellaneous                                                    17

   11.1    Publicity                                                    17

   11.2    Notices                                                      17

                                                                        Page

   11.3    Entire Agreement                                             17
   11.4    Waivers and Amendments                                       18
   11.5    Schedule of Stock Issuances                                  18
   11.6    Governing Law                                                18
   11.7    Binding Effect; No Assignment                                18
   11.8    Variations in Pronouns                                       18
   11.9    Counterparts                                                 19
   11.10    Exhibits                                                    19
   11.11    Headings                                                    19

12.   Post Closing Actions                                              19




EXHIBITS:

Exhibit A:  Form of New Jersey Certificate of Merger

Exhibit B:  Form of New York Certificate of Merger

Exhibit C: Form of Unanimous Joint Consent of the Directors and all the shareholders of Contact

Exhibit D: Form of Unanimous Joint Consent of the Directors and Sole Shareholder of the Company

Exhibit E:  Schedule of liabilities as of the Closing

Exhibit F:  Form of Certified Resolutions of the Board of Directors of Alfa

Exhibit G: Audited financial statements for Contact for the periods ended 12/31/00 and 7/31/01 and audited financial statements for the Predecessor for the period ended 12/31/99

Exhibit H:  Alfa's December 31, 2000 Report on Form 10-KSB

Exhibit J:  The Giscombe Agreement

Exhibit K:  The Adelsheimer and NSGC Agreement

Exhibit L:  The Aranson Agreement

Exhibit M:  The Brothman Agreement

Exhibit N:   Stock Issuance Schedule

Exhibit O:  Copies of Contact's 12/31/00 tax returns

Exhibit P:  Joint Written Instructions to the Escrow Agent

                        AGREEMENT AND PLAN OF MERGER

    AGREEMENT AND PLAN OF MERGER dated as of August 31, 2001 (the "Merger Agreement"), among Alfa International Corp., a New Jersey corporation ("Alfa"), Contact Sports, Inc., a New York corporation in the process of being formed (the "Company") and Contact Sports, Inc., a New Jersey corporation ("Contact").

    The parties agree as follows:
    1.    The Merger.
    1.1 Merger. At the Effective Time (as defined in Section 1.2), Contact shall be merged with and into the Company (the "Merger") in accordance with the provisions of this Merger Agreement, the New Jersey Business Corporation Act and the New York Business Corporation Law and the separate existence of Contact shall thereupon cease. The Company shall be the corporation surviving the Merger (and in that capacity is sometimes referred to herein as the "Surviving Corporation") and shall continue its corporate existence under the laws of the State of New York.

   1.2 Filing and Effectiveness. As soon as practicable after the satisfaction or waiver of the conditions hereinafter set forth, Contact shall deliver for filing with the Secretary of State of New Jersey pursuant to the New Jersey Business Corporation Act a duly executed Certificate of Merger, substantially in the form of Exhibit A (a "Certificate of Merger") and the Company shall deliver for filing with the Secretary of State of New York pursuant to the New York Business Corporation Law a duly executed Certificate of Merger, substantially in the form of Exhibit B. The Merger shall become effective on the date and at the time that the Certificates of Merger are filed with the Secretaries of State of New Jersey and New York (the "Effective Time").

   1.3   Certificates of Incorporation.   The Articles of Incorporation of
the Company, as in effect at the Effective Time, shall be the Articles of Incorporation of the Surviving Corporation until amended as provided in the New York Business Corporation Law.

   1.4   By-laws.   The By-laws of the Company, as in effect at the Effective
Time, shall be the By-laws of the Surviving Corporation until amended as provided therein.

   1.5 Directors; Officers. The Directors and officers of the Company at the Effective Time shall continue as the Directors and officers of the Surviving Corporation to hold office subject to the By-laws of the Surviving Corporation.

   1.6 Effect of the Merger. At the Effective Time, the Company as the Surviving Corporation, (i) shall continue to possess all of its respective property, rights, privileges, immunities, powers and purposes and shall succeed respectively to all of the property, rights, privileges, immunities, powers and purposes of Contact, and (ii) shall continue to be subject to all of its respective liabilities, obligations and penalties and shall succeed respectively to all of the liabilities, obligations and penalties of Contact, all as more fully provided for under the applicable provisions of the New York Business Corporation Law.

   1.7 Closing. The closing ("Closing") of the transactions contemplated by this Merger Agreement shall take place on August 31, 2001 at the offices of Contact in Passaic, New Jersey or at such other time and place as the parties hereto may mutually agree.

   2.   Status and Conversion of Securities.
   2.1    Alfa.   Alfa is currently authorized to issue 15,000,000 shares of its $0.01 par value common stock ("Alfa Common Stock") and 1,000,000 shares of preferred stock. As of the date of this Merger Agreement there are 8,988,648 shares of Alfa Common Stock issued and outstanding (the
"Outstanding Alfa Common Stock").

   2.2   The Company.   The Company was incorporated under the laws of the
State of New York on ___________, 2001 and is authorized to issue 200 shares of its common stock, no par value (the "Company Common Stock"). Immediately prior to the Effective Time, 200 shares of Company Common Stock will be issued and outstanding and owned by Alfa (the "Outstanding Company Common Stock").
   2.3   Contact .   Contact was incorporated under New Jersey law on July
25, 2000 and is authorized to issue 200 shares of common stock, no par value (Contact Common Stock). As of the date of this Merger Agreement there are 100 shares of Contact Common Stock issued and outstanding ("Outstanding Contact Common Stock"). All of the Outstanding Contact Common Stock is owned by the following individuals: Kye Giscombe ("Giscombe"), Irving Brothman ("Brothman"), Gregg M. Adelsheimer ("Adelsheimer"), and Joel C. Aranson ("Aranson") [collectively, the "Contact Shareholders"].

   2.4   The Predecessor.   Contact Sports, Inc., a New York corporation (the
"Predecessor") was incorporated under New York law on December 22, 1998, was owned by the Contact Shareholders and was merged with and into Contact on February 16, 2001 after which date the separate existence of the Predecessor ceased.

   2.5   Conversion of Securities.   At the Effective Time by virtue of the
Merger each share of the Outstanding Contact Common Stock which is issued and outstanding immediately prior to the Effective Time, shall, automatically and without any action on the part of the holder thereof, become and be converted into the right to receive five thousand five hundred (5,500) fully paid and non-assessable shares of Alfa Common Stock in accordance with paragraph 2.6 hereof (the "Merger Price"). At the Effective Time all rights in respect of the shares of Outstanding Contact Common Stock shall cease to exist other than the right to receive the Merger Price.

   2.6   Payment of Merger Price.   The Merger Price shall be paid to the
Contact Shareholders as follows:
   Upon receipt by Alfa of the certificates representing the shares of the Outstanding Contact Common Stock, Alfa will issue five thousand five hundred (5,500) shares of Alfa Common Stock to each of the Contact Shareholders in exchange for each one (1) share of Outstanding Contact Common Stock held by each such Contact Shareholder. The Alfa Common Stock which the Contact Shareholders will receive pursuant to this paragraph 2.6 will be "unregistered securities" as that term is defined under the Securities Act of 1933, as amended (the "Act") and as such will be subject to significant restrictions against sale or further transfer.

   2.7 Closing of Transfer Books. At the Effective Time, the stock transfer books of Contact shall be closed and no transfer of the capital stock of Contact shall thereafter be made. If, after the Effective Time, certificates representing the Contact Common Stock are presented to the Surviving Corporation, such certificates shall be cancelled and exchanged for the Merger Price as provided for herein.

   2.8 No Further Rights. From and after the Effective Time the Contact Shareholders shall cease to have any rights as stockholders of Contact or the Surviving Corporation, other than the right to receive the Merger Price in accordance with the terms hereof.

   3. Representations and Warranties of Contact and of the Contact Shareholders. Contact and the Contact Shareholders represent and warrant to Alfa and the Company as follows:

   3.1 Due Incorporation; Authorization. Contact is a corporation duly organized, validly existing and in good standing under the laws of the state of New Jersey and has the corporate power and lawful authority to own and lease its assets and properties and to carry on its business as now being, and as heretofore, conducted. The Board of Directors and all of the shareholders of Contact have duly approved the Merger and this Merger Agreement by the Unanimous Joint Written Consent of Contact's Board of Directors and shareholders dated August 30, 2001 and attached hereto as Exhibit C. Contact and the Contact Shareholders have the full legal right and power and all authority and approval required to enter into, execute and deliver this Merger Agreement and to perform fully its and their obligations hereunder. This Merger Agreement has been duly executed and delivered and constitutes the legal, valid and binding obligation of Contact and the Contact Shareholders enforceable in accordance with its terms. No approval or consent of any foreign, federal, state, county, local or other governmental or regulatory body, and, no approval or consent of any other person is required in connection with the execution and delivery by Contact or the Contact Shareholders of this Merger Agreement and the consummation and performance by Contact or the Contact Shareholders of the transactions contemplated hereby.


   3.2 Outstanding Capital Stock. Contact is authorized to issue 200 shares of Contact Common Stock. One hundred shares of Contact Common Stock are outstanding as of the date hereof. The Contact Common Stock comprises all of the securities of Contact. No other class of capital stock or security of Contact is authorized or outstanding. All of the Outstanding Contact Common Stock is duly authorized, validly issued, is of record owned by the Contact Shareholders and is fully paid and non-assessable. Other than the Outstanding Contact Common Stock, Contact has no class of stock or security authorized, issued or outstanding.

   3.3   Options or Other Rights.   There are no outstanding rights,
subscriptions, warrants, calls, unsatisfied preemptive rights, options or other securities or agreements of any kind to acquire any securities of Contact from Contact.

   3.4   Tax Claims.   As of the date hereof, Contact and the Predecessor
have filed all federal, state and local tax and information returns required to be filed by them and there are no claims ("Tax Claims") being made, or with the passage of time that could be made, for any unpaid taxes, fees, penalties or interest from any local, state or federal authority. The Contact Shareholders, at their expense, will file a final short year "S Corp." return on behalf of Contact as soon as practicable after the Effective Time (covering the period from January 1, 2001 through the Effective Time) and will deliver a copy thereof to the Company promptly after filing. Attached hereto as Exhibit O are copies of Contact's Federal and State tax returns for the year ended 12/31/00.

   3.5   No Breach.   The execution, delivery and performance of this Merger
Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in the breach or violation of any of the terms or conditions of, or constitute (or with notice or lapse of time or both constitute) a default under (i) any provision of the Articles of Incorporation or By-laws of Contact or (ii) (a) any contract or other agreement to which Contact is a party or by or to which it or any of its assets or properties may be bound or subject; (b) any order, judgement, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon Contact or upon the securities, properties or business of Contact; (c) any shareholders' agreement among the Contact Shareholders or (d) any statute, law or regulation of any jurisdiction as such statute, law or regulation relates to Contact or to the securities, properties or business of Contact.

   3.6   Intangible Property.   Contact has filed an application with the
United States Patent & Trademark Office ("USPTO") for the purpose of registering the name "Contact Sports" and obtaining a registered trademark thereon. As of the date hereof, the application is in its final stage of approval by the USPTO and has been approved for publication in the federal register.

   3.7   Title to Shares.   Each of the Contact Shareholders owns
beneficially and of record the Contact Common Stock, as recorded in the books and records of Contact, free and clear of any lien or other encumbrance.

   3.8.   Financial Statements.   Attached hereto as Exhibit G are (i)
Contact's audited balance sheets and income statements as of, and for the periods ended December 31, 2000 and July 31, 2001, and (ii) the Predecessor's audited balance sheet and income statement as of, and for the period ended December 31, 1999 (collectively, the "Audited Financial Statements"). The Audited Financial Statements present fairly the financial condition of Contact and the Predecessor as at the dates thereof and the results of operations for the periods covered thereby, and they have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods involved. Except as disclosed in the Audited Financial Statements, Contact has no liabilities, loans or other actual or contingent obligations of any nature outstanding from any vendors, banks, lenders or from any party whatsoever, other than those listed on Exhibit E attached hereto that have occurred in the ordinary course of business since July 31, 2001. Contact presently has no consulting, employment or personal service contracts with any party.

   4. Representations and Warranties of Alfa and the Company. Alfa and the Company represent and warrant to Contact as follows:

   4.1   Due Incorporation; Authorization.   Alfa is a corporation duly
organized, validly existing and in good standing under the laws of the State of New Jersey and has the corporate power and lawful authority to own, lease and operate its assets, properties and business and to carry on its business as now being and as heretofore conducted. Prior to the Effective Time, the Company will be a corporation duly organized, validly existing and in good standing under the laws of the State of New York and will have the corporate power and lawful authority to own, lease and operate its assets and
properties and to carry on its business.   Each of Alfa and the Company has,
or will have, the full legal right and power and all authority and approval required to enter into, execute and deliver this Merger Agreement and to perform fully its respective obligations hereunder. This Merger Agreement has been duly executed and delivered and is, or prior to the Effective Time will be, the valid and binding obligation of both Alfa and the Company enforceable in accordance with its terms. The Board of Directors and sole shareholder of the Company will have duly approved the Merger and this Merger Agreement by the Unanimous Joint Written Consent of the Company's Board of Directors and Sole Shareholder dated __________, 2001 and attached hereto as Exhibit D. Alfa's Board of Directors duly approved the Merger and this Merger Agreement at a special meeting held August 30, 2001. The resolutions adopted at that meeting are attached hereto as Exhibit F.

   4.2 Options or Other Rights. As of the date of this Merger Agreement there are no outstanding rights, subscriptions, warrants, calls, unsatisfied preemptive rights, options, or other agreements of any kind to acquire any securities of Alfa from Alfa except as specified in Alfa's Report to the Securities and Exchange Commission ("SEC") on Form 10-KSB for the fiscal year ended December 31, 2000 attached hereto as Exhibit H.

   4.3   No Breach.   The execution, delivery and performance of this Merger
Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in the breach or violation of any of the terms or conditions of, or constitute (or with notice or lapse of time or both constitute) a default under (i) any provision of the Articles of Incorporation or By-laws of either Alfa or the Company or (ii) (a) any contract or other agreement to which either Alfa or the Company is a party or by or to which either of them or any of their assets or properties may be bound or subject; (b) any order, judgement, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon either Alfa or the Company or upon the securities, properties or business of either Alfa or the Company; or (c) any statute, law or regulation of any jurisdiction as such statute, law or regulation relates to either Alfa or the Company or to the securities, properties or business of either Alfa or the Company.

   4.4   Corporate Status.   Alfa was incorporated in New Jersey on August
10, 1978 and is a publicly traded company whose shares of common stock are traded in the over-the-counter market and quoted on the NASDAQ OTC Electronic Bulletin Board under the symbol TYBR. The Company was incorporated on ____________, 2001 under the laws of the State of New York and has not been engaged in active business operations. Prior to the Effective Time the Company shall have no assets or liabilities other than the $1,000 of shareholder equity representing Alfa's cash payment for the Outstanding Company Common Stock. There are no known claims against the Company.

   5.   Covenants and Agreements. The parties covenant and agree as follows:

   5.1   Expenses.   The Contact Shareholders shall bear all expenses
incurred by Contact in connection with the preparation, execution and performance of this Merger Agreement and the transactions contemplated hereby, including, without limitation, all fees and expenses of agents, representatives, counsel and accountants. Alfa shall bear all expenses incurred by Alfa and the Company in connection with the preparation, execution and performance of this Merger Agreement and the transactions contemplated hereby, including, without limitation, all fees and expenses of agents, representatives, counsel and accountants.

   5.2   Further Assurances.   Each of the parties shall execute such
documents and other papers and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby including the filing of the Certificates of Merger. Each party shall use its best efforts to fulfill or obtain the fulfillment of the conditions to its obligations to effect the Merger. Each party acknowledges that the Company is in the process of being incorporated under the laws of the State of New York and agrees to execute any and all such documents deemed necessary or convenient by Alfa, or its counsel, to effect the transactions contemplated by this Merger Agreement, including any documents which may require the Company to be incorporated under the laws of a jurisdiction other than New York. Each party acknowledges that the executed Merger Agreement and associated documents will be held in escrow by Alfa's counsel until confirmation of the Company's incorporation is received from the State of New York (or from such other state, if deemed convenient) and that the Effective Time will occur as soon as practicable thereafter.

   5.3   Employment Agreement.   At the Closing, the Surviving Corporation
and Mr. Kye Giscombe ("Giscombe") shall execute and deliver the employment agreement (the "Giscombe Agreement") in the form attached hereto as Exhibit J.

   5.4   Letter Agreements.   At the Closing, the Surviving Corporation and
each of Aranson and Brothman shall execute and deliver the letter agreements attached hereto as Exhibits L and M. At the Closing, the Surviving Corporation and Adelsheimer and National Sporting Goods Corporation ("NSGC") shall execute and deliver the letter agreement attached hereto as Exhibit K.

   6.   Indemnification.   The Contact Shareholders, and each of them, hereby
jointly and severally agree to indemnify, defend and hold both Alfa and the Company harmless from and against any claims, including Tax Claims, arising after the Effective Time (a) as a result of any liability of Contact or of the Predecessor which liability is not disclosed in the Audited Financial Statements, or (b) as a result of any liability resulting from the activities prior to the Effective Time of either Contact or the Predecessor (collectively, "Undisclosed Liabilities"). The Contact Shareholders shall defend and promptly indemnify the Company and save and hold the Company harmless from, against, for and in respect of, and pay any and all damages, losses, obligations, liabilities, claims, encumbrances, deficiencies, Tax Claims, costs and expenses, including without limitation, reasonable attorneys' fees and other costs and expenses incident to or arising from, any suit, action, investigation, Tax Claim, Undisclosed Liabilities, claim or proceeding suffered, sustained, incurred or required to be paid by the Company or Alfa by reason of any breach or failure of observance or performance of any representation, warranty, covenant, agreement or commitment made by Contact or the Contact Shareholders hereunder or relating hereto or as a result of any such representation, warranty, covenant, agreement or commitment being untrue or incorrect in any respect.

   7. Conditions Precedent to the Obligation of Alfa to Effect the Merger. The obligation of Alfa to effect the Merger is subject, at its option, to the fulfillment on or prior to the Effective Time of the following conditions, any one or more of which may be waived by Alfa:

   7.1 Representations and Warranties. The representations and warranties of Contact and of the Contact Shareholders contained in this Merger Agreement shall be true and accurate on and as of the Effective Time.

   7.2   Litigation.   No action, suit or proceeding shall have been
instituted before any court or governmental or regulatory body or threatened by any governmental or regulatory body, to restrain, modify or prevent the carrying out of the transactions contemplated hereby, or to seek damages or a discovery order in connection with such transactions, or that has or may have, in the opinion of Alfa, a materially adverse effect on the assets, properties, business, operations or condition (financial or otherwise) of Contact.

   7.3   Certified Copies of Board Resolution and Consent.
   Contact's corporate secretary shall deliver to Alfa a certified copy of the Joint Written Unanimous Consent of the Directors and all of the shareholders of Contact in the form attached hereto as Exhibit C authorizing the execution and delivery and the performance by Contact of its obligations under this Merger Agreement.

   7.4   Release of Escrow.   Brothman and Alfa shall have executed the Joint
Written Instructions to the Escrow Agent in the form attached hereto as Exhibit P.

   7.5   Employment and Letter Agreements.   Giscombe shall have executed the
Giscombe Agreement in the form attached hereto as Exhibit J and Adelsheimer, Aranson, Brothman and NSGC shall have executed the letter agreements attached hereto as Exhibits K, L and M

   8. Conditions Precedent to the Obligation of Contact to Effect the Merger. The obligation of Contact to effect the Merger is subject, at its option, to the fulfillment on or prior to the Effective Time of the following conditions, any one or more of which may be waived by Contact:

   8.1 Representations and Warranties. The representations and warranties of Alfa and the Company contained in this Merger Agreement shall be true and accurate on and as of the Effective Time.

   8.2   Litigation.   No action, suit or proceeding shall have been
instituted before any court or governmental or regulatory body or threatened by any governmental or regulatory body, to restrain, modify or prevent the carrying out of the transactions contemplated hereby, or to seek damages or a discovery order in connection with such transactions, or that has or may have, in the opinion of Contact, a materially adverse effect on the assets, properties, business, operations or condition (financial or otherwise) of either Alfa or the Company.

   8.3   Certified Copies of Board Resolutions and Consents.
   Prior to the Effective Time, Alfa's and the Company's respective corporate secretaries shall deliver to Contact a certified copy of the Resolution of the Board of Directors of Alfa in the form attached hereto as Exhibit F and a certified copy of the Unanimous Joint Consent of the Directors and Sole Shareholder of the Company in the form attached hereto as Exhibit D authorizing the execution, delivery and performance by Alfa and the Company respectively of their obligations under this Merger Agreement.

   8.4   Employment and Letter Agreements.   Prior to the Effective Time, the
Company shall have executed the Giscombe Agreement in the form attached hereto as Exhibit J and the Adelsheimer, Aranson and Brothman agreements in the forms attached hereto as Exhibits K, L and M.

   9.   Brokers.   Alfa and the Company on the one hand, and Contact and the
Contact Shareholders on the other hand, covenant and represent to each other that they had no dealings with any broker or finder in connection with this Merger Agreement or the transactions contemplated hereby and no broker, finder or other person is entitled to receive any broker's commission or finder's fee or similar compensation in connection with any such transaction. Alfa and the Company on the one hand, and Contact and the Contact Shareholders on the other hand, each agree to defend, indemnify and hold harmless the other from, against, for and in respect of any and all losses sustained by the other as a result of any liability or obligation to any broker or finder on the basis of any arrangement, agreement or acts made by or on behalf of such other party with any person or persons whatsoever.

   10.   Termination.   This Merger Agreement may be terminated at any time
prior to the Effective Time (i) by Alfa, in its sole discretion, in accordance with the provisions of Section 12 hereof, or (ii) by the mutual consent of the Boards of Directors of Alfa and Contact.

   11.   Miscellaneous.
   11.1  Publicity.   No publicity release or announcement concerning this
Merger Agreement or the transactions contemplated hereby shall be made without written advance approval thereof by Alfa.

   11.2 Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered, as follows (or to such other address as any party shall designate by notice given as herein provided):

(i)   if to Alfa or the Company, to:

Alfa International Corp.
107 Industrial drive
Jersey City,  N.J.   07305
Attn:  President


(ii)   if to Contact, to:

Contact Sports, Inc.
25 Brighton Avenue
Passaic, N.J.   07055
Attn:  President

   11.3 Entire Agreement. This Merger Agreement (including the Exhibits) contains the entire agreement among the parties with respect to the Merger and related transactions, and supersedes all prior agreements, written or oral, with respect thereto.

   11.4   Waivers and Amendments.   This Merger Agreement may be amended,
superseded, cancelled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by the parties, or, in the case of a waiver, by the party waiving compliance.

   11.5   Schedule of Stock Issuances.   Attached hereto as Exhibit N is a
schedule listing the shares of Alfa Common Stock to be issued pursuant to this Merger Agreement. The certificates representing all such shares shall bear an appropriate restrictive legend in accordance with the rules and regulations of the SEC and promulgated under the Act.

11.6 Governing Law. This Merger Agreement shall be governed by, construed and enforced in accordance with the laws of the State of New York applicable to contracts made and to be entirely performed therein and without regard to principles of conflict of laws. Any litigation based hereon, or arising out of, under or in connection with this Merger Agreement shall be brought and maintained exclusively in the courts of the State of New York or in the United States District Court for the Southern District of New York. Each of Alfa, Contact, the Contact Shareholders and the Company hereby expressly and irrevocably submit to the jurisdiction of the courts of the State of New York and of the United States District Court for the Southern District of New
York for the purpose of any such litigation as set forth above. Each of Alfa, Contact, the Contact Shareholders and the Company hereby expressly and irrevocably waives, to the fullest extent permitted by law, any objection which they may have or hereafter may have to the laying of venue of any such litigation brought in any such court referred to above and any claim that any such litigation has been brought in an inconvenient forum.

   11.7 Binding Effect; No Assignment. This Merger Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and legal representatives. This Merger Agreement is not assignable except by operation of law.

   11.8 Variations in Pronouns. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

   11.9 Counterparts. This Merger Agreement may be executed by the parties hereto in separate counterparts; each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

   11.10 Exhibits. The Exhibits are a part of this Merger Agreement as if fully set forth herein.

   11.11 Headings. The headings in this Merger Agreement are for reference only, and shall not affect the interpretation of this Merger Agreement.

   12.    Post Closing Actions    As of the Closing hereof Contact has not
delivered the Audited Financial Statements as required by Section 3.8 of this Merger Agreement. The parties agree that the delivery to Alfa of such Audited

Financial Statements (i) is an absolute requirement to Alfa's obligations hereunder and to its and the Company's obligation to enter into and consummate the Merger and (ii) constitutes, in accordance with Section 7.1 hereof, a condition precedent to Alfa's and the Company's obligation to effect the Merger. The execution of this Merger Agreement by Alfa and the Company is not a waiver of Contact's obligation to deliver such Audited Financial Statements to Alfa. The parties agree that Contact shall have until September 30, 2001 (the "Delivery Date") to deliver such Audited Financial Statements to Alfa. If the Audited Financial Statements are not delivered to Alfa on or before the Delivery Date then Alfa may, at its sole and absolute discretion, by notice to Contact, cancel this Merger Agreement and the Merger without further obligation by Alfa or the Company. Brothman and Alfa agree that the execution of this Merger Agreement by the parties is sufficient cause to send the Joint Written Instructions to the Escrow Agent as specified in Section 7.4 hereof.

      IN WITNESS WHEREOF, the parties have executed this Merger Agreement the date first above written.

Contact Sports, Inc.                      Contact Sports, Inc.
A New York corporation                    A New Jersey corporation


By: ____________________                     By:______________________
      Charles P. Kuczynski                      Irving Brothman
      President                                 President


Alfa International Corp.
                                          ___________________________
                                          Irving Brothman
                                          Individually

By:____________________
      Frank J. Drohan
      President

                                          ______________________________
                                          Kye Giscombe
                                          Individually





                                          _____________________________
                                          Gregg M. Adelsheimer
                                          Individually





                                          _____________________________
                                          Joel C. Aranson
                                          Individually
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